UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 17, 2007

NEW PARADIGM PRODUCTIONS, INC.
(Name of Small Business Issuer in its Charter)

NEVADA	333-40790	87-0640467
(State or Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Da Bao Industrial Zone, Shishi City Fujian, China 362700 86-595-8898-7588
(Address and Telephone Number of Principal Executive Offices)

12890 Hilltop Road Argyle, TX 76226
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PURPOSE OF THIS AMENDMENT

New Paradigm Productions, Inc. (the “Company”) is filing this Amended Current Report on Form 8-K (“Amended Report”) to make certain corrections to the Current Report on Form 8-K filed on November 23, 2007 (the “Original Filing”). The Amended Report corrects: (i) the aggregate number of shares of common stock underlying warrants sold pursuant to the Securities Purchase Agreement; (ii) the exercise price of the warrants sold in connection with the Securities Purchase Agreement; (iii) the Commission File Number; (iv) the name of the Company; (v) a single typographical error which appeared on page 1 of the Common Stock Purchase Warrant issued to Sterne Agee & Leach, Inc. and its designee, attached hereto as Exhibit 4.3; (vi) a single typographical error which appeared on page 1 the Common Stock Purchase Warrant issued to Yorkshire Capital Limited and its designee, attached hereto as Exhibit 4.4; (vii) a single typographical error which appeared on page 1 of the Securities Purchase Agreement, attached hereto as Exhibit 10.1; and (vii) to include the Unaudited Pro Forma Financial Information of the Company, attached hereto under Item 9.01(b).

Due to an inadvertent rounding-up error in calculating the shares of common stock underlying the warrants for one investor, the Company incorrectly reported in the Original Filing that there are 1,239,731 shares of common stock underlying the warrants instead of 1,239,888 shares of common stock. The rounding error applied to one investor and the number of shares of common stocks and shares of common stock underlying the warrants remains unchanged for each of the remaining investors.

Due to rounding, the exercise price of the warrants issued in connection with the Securities Purchase Agreement was reported in the Original Filings as $4.178 instead of $4.1782.

The cover page of the Original Filing incorrectly stated that the name of the Company was China Marine Food Group Limited. Until an Information Statement filed with the Commission for a change in the Company’s name becomes effective and such name change is filed with the State of Nevada, the name of the Company remains unchanged.

Except for the changes discussed and the changes made to Exhibits 4.3, 4.4 and 10.1, and the addition of the Unaudited Pro Forma Financial Information of the Company, the remainder of the Original Filing is unchanged and is not reproduced in this Amended Report. Except as otherwise indicated, all exhibits have been previously filed with the Commission as exhibits to the Original Filing and, pursuant to 17 C.F.R. § 230.411, are incorporated by reference to the document referenced in brackets following the description of such exhibits.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 17, 2007 we entered into a share exchange agreement with Nice Enterprise Trading H.K. Co., Ltd., a Hong Kong company, (the “Share Exchange Agreement”). Pursuant to the Share Exchange Agreement, all of the former shareholders of Nice Enterprise agreed to transfer 100% of their shares of capital stock in exchange for 15,624,034 shares of our common stock, constituting 68% of our issued and outstanding capital stock as of and immediately after the consummation of the transactions contemplated by the Share Exchange Agreement and after giving effect to a financing transaction that resulted in gross proceeds to us of approximately $19,925,000. In contemplation of the share exchange, a majority of our shareholders of record, as of November 16, 2007, approved a resolution by our board of directors to change our name from New Paradigm Productions, Inc. to China Marine Food Group Limited, to be effective upon the filing of an amendment to our Amended Articles of Incorporation with the State of Nevada.

In connection with the Share Exchange Agreement, Pengfei Liu, being an officer, director and 10% or more shareholder of the Company’s total outstanding shares, agreed not to dispose of, directly or indirectly, any of his shares from the November 17, 2007 Share Exchange Agreement until 180 days following the effective date of the Registration Statement (the “Lockup Agreement”).

In concurrence with the Share Exchange Agreement, we entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain accredited investors for the sale of units consisting of an aggregate of 6,199,441 shares of common stock and warrants to purchase up to an aggregate of 1,239,888 shares of common stock for $3.214 per unit. The units were sold pursuant to exemptions from registration under the Securities Act, including without limitation, Regulation D and Regulation S promulgated under the Securities Act. Each warrant has a term of three years and is exercisable at any time for a price equal to $4.1782 in cash or on a cashless exercise basis.

At the same time, we entered into a registration rights agreement (the “Registration Rights Agreement”), with said accredited investors under which, among other things, we agreed to register the 6,199,441 shares of common stock as well as the 1,239,888 shares of common stock issuable upon the exercise of the warrants within a pre-defined period.

In connection with the Securities Purchase Agreement, we agreed to issue warrants to Sterne Agee & Leach, Inc. and its potential designee(s) for the purchase of up to an aggregate of nine percent (9%) of the number of common stock sold pursuant to the Securities Purchase Agreement. Each warrant has a term of three years and is exercisable at any time for a price equal to $4.1782 in cash or on a cashless exercise basis. Furthermore, each warrant is subject to similar registration rights afforded to the above accredited investors.

A revised copy of the Form of Common Stock Purchase Warrant issued to Sterne Agee & Leach, Inc. and its designee is attached hereto as Exhibit 4.3.

For past services rendered to Nice Enterprise, we issued three-year warrants to Yorkshire Capital Limited, or its designee, for the purchase of up to a number of common stock shares equal to six percent (6%) of the number of shares sold pursuant to the Securities Purchase Agreement. The warrants shall be exercisable at any time at a price equal to $4.1782 in cash or on a cashless exercise basis and shall have registration rights similar to the registration rights afforded to the accredited investors.

A revised copy of the Form of Common Stock Purchase Warrant issued to Yorkshire Capital Limited and its designee is attached hereto as Exhibit 4.4.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On November 17, 2007, we completed a reverse acquisition of Nice Enterprise pursuant to the Share Exchange Agreement. The acquisition was accounted for as a recapitalization effected by a share exchange, wherein Nice Enterprise is considered the acquirer for accounting and financial reporting purposes. The assets and liabilities of the acquired entity have been brought forward at their book value and no goodwill has been recognized.

FORM 10 DISCLOSURE

As disclosed elsewhere in this Report, we acquired Nice Enterprise in a reverse acquisition transaction. Item 2.01(f) of Form 8-K states that if the registrant was a shell company like we were immediately before the reverse acquisition transaction disclosed under Item 2.01, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10.

Accordingly, we are providing below the information that would be included in a Form 10 if we were to file a Form 10. Please note that the information provided below relates to the combined enterprises after the acquisition of Nice Enterprise, except that information relating to periods prior to the date of the reverse acquisition only relate to New Paradigm unless otherwise specifically indicated.

DESCRIPTION OF BUSINESS

BUSINESS DEVELOPMENT & ORGANIZATION WITHIN LAST FIVE YEARS

Overview

We are a holding company whose primary business operations are conducted through our direct, wholly owned subsidiary, Nice Enterprise, and its subsidiaries - Rixiang, Jixiang and Mingxiang. We engage in the business of processing, distribution and sale of processed seafood products, as well as the sale of marine catch. Our objective is to establish ourselves as a leading producer of processed seafood products in the PRC and overseas markets.

Our Corporate History

We were incorporated in the State of Nevada on October 1, 1999 under the name New Paradigm Productions, Inc. to engage in the production and marketing of meditation music and related supplies.

Starting January 1, 2000, we commenced a private placement of our common stock in reliance upon an exemption from registration under Section 4(2) of the Securities Act and Regulation D promulgated thereunder. We offered 100,000 shares of our common stock at $.35 per share to certain accredited investors. The offering closed in March 2000 and we raised gross proceeds in the amount of $35,000. As a result of the offering our issued and outstanding common stock increased from 900,000 shares to 1,000,000 shares.

On July 5, 2000, we filed a registration statement on Form SB-2 with the Securities and Exchange Commission or the SEC under the Securities Act, to register shares of our common stock (Registration Statement No. 333-40790). The registration statement was declared effective on October 26, 2000 and 77,000 shares of common stock were sold pursuant to the registration statement, raising a total of $77,000 in gross proceeds. As a result of the offering, our issued and outstanding common stock increased to 1,077,000 shares.

On September 13, 2007, we entered into a Stock Purchase Agreement (“SPA”) with Halter Financial Investments, L.P., a Texas limited partnership (“HFI”) pursuant to which we agreed to sell to HFI, 1,005,200 shares of our post reverse stock-split common stock for $400,000. After consummation of the transaction, HFI became the holder of 1,005,200 shares of our common stock, or 87.5% of the 1,148,826 shares of our then outstanding common stock. In addition, the terms of the SPA required us to declare and pay a special cash dividend of $0.364 per post stock-split share to our shareholders of record as of September 12, 2007. Stockholders holding a total of 1,077,000 shares received a special cash dividend in the total amount of $392,028 which amount was funded from proceeds of the stock sale. Effective on September 25, 2007, we effectuated a 7.5 to 1 reverse stock split and increased our authorized shares of common stock to 100,000,000. In connection with the reverse stock split, we were assigned a new stock symbol “NPDP.”

Upon the closing of the HFI transaction, Jody St. Clair resigned as our sole director and executive officer and in anticipation of her resignation, she appointed Richard Crimmins as our sole director, President, Secretary-Treasurer, Chief Executive Officer, Chief Operating Officer and Chief Financial Officer.

We discontinued our principal operations as of December 2002 and have been, until our reverse acquisition with Nice Enterprise on November 17, 2007, investigating potential acquisitions or opportunities.

Background History of Nice Enterprise

Prior to the establishment of Mingxiang, Pengfei Liu, our founder, Executive Chairman and CEO of our Company, was engaged in the trading of marine catch from 1983 to 1994, where he bought marine catch from local suppliers and onsold them to seafood traders in other regions such as Zhejiang Province.

In March 1994, Pengfei Liu, through his company Shishi City Xiangzhi Dabao Seafood Processing Factory, entered into a joint venture with Zhoushan Fishery Processing Factory to establish Mingxiang, to engage in the processing and sale of seafood products. Mingxiang established its place of business close to Xiangzhi (Shishi) Port, which is one of the largest fishing ports in the Fujian Province, occupying premises with a land area of about 3,300 sq.m.. Mingxiang then commenced business as a small enterprise processing and supplying roasted file fish to customers in Fujian and Zhejiang Provinces.

Our business grew steadily between 1994 and 1997. In 1997, to protect the goodwill that had been built up for our products sold under our “Mingxiang (明祥)” brand, we registered the “Mingxiang” brand in the PRC as a trademark. The trademark covers marine food products such as dried fish slices, roasted shelled prawns and shredded squid.

In 1998, we added shredded roasted squid to our range of products and expanded our production facilities to occupy a land area of about 8,000 sq.m. At that time, we employed about 40 employees. We also commenced the construction of cold storage facilities occupying a land area of about 2,000 sq.m. and with a storage capacity of 1,000 tons.

In 1999, we completed the construction of our cold storage facilities. The new cold storage facilities increased the shelf-life of and enabled the prolonged storage of the raw materials, works-in-progress and finished products of our processed seafood products. With the cold storage facilities, we became less susceptible to seasonal fluctuations in market demand and supply of raw materials and products. This significantly increased our processed seafood production capacity.

In 2000, we expanded our product range to include roasted prawns. We also acquired additional land of about 7,300 square meters at our business premises to build additional production facilities as well as office and hostel facilities.

Through a series of equity transfers agreements from 1996, Pengfei Liu and his spouse Yazuo Qiu acquired full control of Mingxiang in 2001. In the same year, we obtained an import-export licence from the Fujian Province International Trade Cooperation Bureau. With the change in shareholder’s control and the expanded scope of business to include export activities, we obtained a new business licence for Mingxiang on April, 9 2001. We believe we were one of the first domestic companies in the processed seafood industry in Quanzhou City, Fujian Province to obtain this licence. This was a significant milestone in our history as the license allowed us to export these products to foreign markets. In the same year, we commenced the export of our processed seafood products to Japan.

We also established Jixiang in 2001. Jixiang is our property-holding company, and owns the building ownership rights to all our properties save for two properties which are owned by Mingxiang.

In 2002, our “Mingxiang” brand was recognised as a “Fujian Province Famous Brand”. In June of the same year, we commenced our marine catch business, with the chartering of two fishing vessels with an aggregate net tonnage of 44 tons.

In 2003, we commenced the export of our dried processed seafood products to the Russian market. In May 2004, Nice Enterprise Trading H.K. Co., Ltd., a company incorporated in Hong Kong and wholly-owned by Pengfei Liu, established Rixiang, a limited liability company with a registered capital of US$1,000,000. Rixiang carried on the main businesses of processing and storage of marine food and marine catch. Since January 2005, Rixiang has been the operating subsidiary of our Company.

In 2003, we also completed the construction of additional cold storage facilities. The new cold storage facilities increased our cold storage capacity from 1,000 tons to 2,020 tons.

In 2003 and 2004, the processing of our frozen seafood products involved only basic processing (such as cleaning, washing, sorting and packing). From 2005, our frozen processed seafood products processes shifted to more advanced processing as we observed a growing market in processed seafood products such as squid slice, octopus cuts, octopus slices and squid rings.

We also started selling frozen processed seafood products, which include frozen whole squids and fishes in 2003. Since then, our frozen processed seafood product range has expanded to include readily consumable products, including squid rings and slices and octopus cuts and slices.

In April 2006, our subsidiary Rixiang entered into a memorandum of understanding for research and development collaboration with the Ocean University of China in order to further develop our product development capabilities.

We have grown from a domestic market-oriented seafood enterprise with over 80 employees in 2003 into a medium-sized nationwide seafood enterprise with advanced processing facilities and equipment, and more than 600 employees as well as a fleet of nine chartered fishing vessels with an aggregate net tonnage of 293 tons in 2006. Our employees currently include 8 research and development staff. We also have two marine products specialists from Japan to provide consultancy services to our Company.

Acquisition of Nice Enterprise and Related Financing

On November 17, 2007, we completed a reverse acquisition transaction with Nice Enterprise through a share exchange with Nice Enterprise’s former stockholders. Pursuant to the share exchange agreement, the shareholders of Nice Enterprise exchanged 100% of their outstanding capital stock in Nice Enterprise for approximately 15,624,034 shares of our common stock, or approximately 93.15% shares of outstanding common stock after the share exchange. In connection with the share exchange and effective upon filing of an amendment to our Amended Articles of Incorporation with the State of Nevada, a majority of our shareholders of record as of November 16, 2007, approved a resolution by our board of directors to change our name from New Paradigm Productions, Inc. to China Marine Food Group Limited.

Concurrently with the closing of the reverse acquisition on November 17, 2007, we completed a private placement pursuant to which we issued to certain accredited investors units consisting of an aggregate of 6,199,441 shares of common stock and warrants to purchase an aggregate of 1,239,888 shares of common stock for $3.214 per unit. The units were sold pursuant to exemptions from registration under the Securities Act, including without limitation, Regulation D and Regulation S promulgated under the Securities Act. Each warrant has a term of three years and is exercisable at any time for a price equal to $4.1782 in cash or on a cashless exercise basis.

In connection with the private placement, our principal stockholder, Mr. Liu, entered into a Make Good Agreement with the private placement investors, pursuant to which Mr. Liu agreed, subject to certain conditions discussed below, to place into an escrow account, 6,199,441 shares of common stock of the Company he beneficially owns. If we do not generate net income of $10.549 million for the fiscal year ending December 31, 2008 and $14.268 million for the fiscal year ending December 31, 2009, all the shares held in escrow will be transferred to the private placement investors on a pro rata basis accordance with the following formula: If the 2008 net income threshold is not achieved, then an amount of shares equal to (($10.549 million - 2008 Adjusted Net Income)/$10.549 million) multiplied by 50% of the escrowed shares will be transferred to the private placement investors. If the 2009 net income threshold is not achieved then an amount of shares equal to (($14.268 million - 2009 Adjusted Net Income)/$14.268 million) multiplied by 50% of the escrowed shares will be transferred to the private placement investors. In the event that the net income for 2008 and 2009 meet the minimum net income thresholds for those respective years, then no transfer of the escrowed shares shall be made to the private placement investors and the shares will then be returned to Mr. Liu.

Additionally, upon the close of the reverse acquisition, Richard Crimmins, our sole director, submitted his resignation letter pursuant to which he resigned from all offices of the Company he holds which resignations will become effective immediately. Mr. Liu will replace him as our Chief Executive Officer and Interim Secretary. Prior to the effective date of the reverse acquisition, Mr. Liu served at Nice Enterprise as its Chief Executive Officer.

For accounting purposes, the share exchange transaction is treated as a reverse acquisition with Nice Enterprise as the acquirer and New Paradigm Productions, Inc. as the acquired party. When we refer in this Report to business and financial information for periods prior to the consummation of the reverse acquisition, we are referring to the business and financial information of Nice Enterprise on a consolidated basis unless the context suggests otherwise.

We are a seafood producer engaged in the processing, distribution and sale of processed seafood products under our “Mingxiang” brand, as well as the sale of marine catch.

Our business philosophy may be summarised in the following phrase:

“To achieve benefits through innovation, and to develop new markets through branding”

Our dried processed seafood products are predominantly sold under our registered trademark, the “Mingxiang (明祥)” brand. These products are sold to about 60 distributors in various provinces in the PRC such as Anhui, Fujian, Guangdong, Jiangsu, Shandong and Zhejiang and in turn sub-distributed to about 1,200 retail points (including major supermarkets and retailers such as Wal-Mart and Carrefour) throughout these provinces. Our frozen processed seafood products are sold to both domestic and overseas customers. Our marine catch is sold to customers in Fujian and Shandong Provinces, some of whom directly export the marine catch to Japan, South Korea and Taiwan.

Our business premises are located close to Xiangzhi (Shishi) Port, the largest fishing port in Fujian Province and one of the state-level fishing port centres. We have also been designated as a state base for the quality control testing of marine products in Fujian Province.

Our objective is to establish ourselves as a leading producer of processed seafood products in the PRC and overseas markets.

DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED

COMMON STOCK

As of November 17, 2007, we have 22,972,301 shares of our common stock outstanding and we do not have any outstanding options, warrants or other convertible securities. Our authorized capital stock consists of 100,000,000 common shares, $.001 par value and 1,000,000 preferred shares, par value $.001. Holders of common stock have no preemptive rights to purchase additional shares of common stock or other subscription rights. The common stock carries no conversion rights and is not subject to redemption or to any sinking fund provisions. All shares of common stock are entitled to share equally in dividends from sources legally available, therefore, when, as and if declared by our Board of Directors, and upon our liquidation or dissolution, whether voluntary or involuntary, to share equally in our assets available for distribution to out stockholders.

Our Board of Directors is authorized to issue additional shares of common stock not to exceed the amount authorized by our Amended Articles of Incorporation, on such terms and conditions and for such consideration as our Board may deem appropriate without further stockholder action.

VOTING RIGHTS

Each holder of common stock is entitled to one vote per share on all matters on which such stockholders are entitled to vote. Since the shares of common stock do not have cumulative voting rights, the holders of more than 50% of the shares voting for the election of directors can elect all the directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to our Board of Directors.

DIVIDEND POLICY

Pursuant to a Stock Purchase Agreement with Halter Financial Investments, L.P. dated September 13, 2007, we paid a special cash dividend in the aggregate amount of $392,028, or $0.364 per share, to holders of our common stock outstanding as of September 12, 2007.

Other than the cash dividend describe above, we have never paid or declared dividends. However, holders of our common stock are entitled to dividends if declared by the Board of Directors out of funds legally available. We do not, however, anticipate the declaration or payment of any dividends in the foreseeable future. We intend to retain earnings, if any, to finance the development and expansion of our business. Future dividend policy will be subject to the discretion of the Board of Directors and will be contingent upon future earnings, if any, our financial condition, capital requirements, general business conditions and other factors. Therefore, there can be no assurance that any dividends of any kind will ever be paid.

PREFERRED STOCK

We are authorized to issue up to 1,000,000 shares of $.001 par value preferred stock. We have no shares of preferred stock outstanding. Under our Amended Articles of Incorporation, our Board of Directors has the power, without further action by the holders of the common stock, to determine the relative rights, preferences, privileges and restrictions of the preferred stock, and to issue the preferred stock in one or more series as determined by the Board of Directors. The designation of rights, preferences, privileges and restrictions could include preferences as to liquidation, redemption and conversion rights, voting rights, dividends or other preferences, any of which may be dilutive of the interest of the holders of the common stock.

WARRANTS

We have granted a group of accredited investors three-year warrants to purchase up to 1,239,888 shares of our common stock exercisable at any time at a price equal to $4.1782 per share.

We issued warrants to Sterne Agee & Leach, Inc.’s designee, for the purchase of up to an aggregate of 557,950 shares of our common stock, which warrants are for a term of three years from issuance and have an exercise price of $4.1782 per share or on a cashless exercise basis.

Our consultants also received three-year warrants to purchase up to an aggregate of 371,966 shares of our common stock, which may be exercised at any time at a price equal to $4.1782 per share.

The exercise price of the foregoing warrants was determined based on the offering price of our common stock sold in the private placement transaction completed on November 17, 2007.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

On November 17, 2007, we entered into a Securities Exchange Agreement with Nice Enterprises and its original stockholders pursuant to which we acquired all of the issued and outstanding shares of Nice Enterprise from said stockholders in exchange for 15,624,034 shares of our common stock. This issuance was made in reliance on Section 4(2) of the Act for the offer and sale of securities not involving a public offering and regulation D promulgated thereunder.

On November 17, 2007, we sold to certain accredited investors units consisting of an aggregate of 6,199,441 restricted common stock shares and warrants to purchase up to an aggregate of 1,239,888 common stock shares for $3.214 per unit. Each warrant has a term of three years and is exercisable at any time for a price equal to $4.1782 in cash or on a cashless exercise basis. The foregoing transfer was made in reliance upon exemptions provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering and Regulation D promulgated thereunder.

In instances described above where we issued securities in reliance upon Regulation D, we relied upon Rule 506 of Regulation D of the Securities Act. These stockholders who received the securities in such instances made representations that (a) the stockholder is acquiring the securities for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (b) the stockholder agrees not to sell or otherwise transfer the purchased shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (c) the stockholder has knowledge and experience in financial and business matters such that he, she or it is capable of evaluating the merits and risks of an investment in us, (d) the stockholder had access to all of our documents, records, and books pertaining to the investment and was provided the opportunity ask questions and receive answers regarding the terms and conditions of the offering and to obtain any additional information which we possessed or were able to acquire without unreasonable effort and expense, and (e) the stockholder has no need for the liquidity in its investment in us and could afford the complete loss of such investment. Management made the determination that the investors in instances where we relied on Regulation D are accredited investors (as defined in Regulation D) based upon management’s inquiry into their sophistication and net worth. In addition, there was no general solicitation or advertising for securities issued in reliance upon Regulation D.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

i.
Filed herewith are audited consolidated financial statements of Nice Enterprise Trading H.K. Co., Ltd., Shishi Rixiang Marine Foods Co., Ltd., Shishi Huabao Mingxiang Foods Co., Ltd., and Shishi Huabao Jixiang Water Products, Ltd. for the fiscal years ended December 31, 2004, 2005 and 2006.

ii.
Filed herewith are unaudited consolidated financial statements of Nice Enterprise Trading H.K. Co., Ltd., Shishi Rixiang Marine Foods Co., Ltd., Shishi Huabao Mingxiang Foods Co., Ltd., and Shishi Huabao Jixiang Water Products, Ltd. for the nine months ended September 30, 2007.

(b) Pro forma financial information

* Filed herewith is the unaudited pro forma financial information of the Company for the year ended December 31, 2006 and the nine months ended September 30, 2007.

NEW PARADIGM PRODUCTIONS, INC. Unaudited Pro forma Financial Information

NEW PARADIGM PRODUCTIONS, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
(Currency expressed in United States Dollars (“US$”))

We have prepared the unaudited pro forma condensed consolidated financial information of New Paradigm Productions, Inc. (the “Parent”) for the year ended December 31, 2006 and as of and for the nine months ended September 30, 2007 in accordance with generally accepted accounting principles in the United States, or GAAP. The selected unaudited pro forma condensed consolidated financial information are derived from the historical consolidated financial statements of Nice Enterprise and the Parent, each included elsewhere in this prospectus, and adjusted to give effect to the completion of (1) the share exchange of the Parent’s common stock for 100% capital stock of Nice Enterprise (the “Exchange”) and (2) the sale of 6,199,441 shares of common stock at an offering price of $3.214 per share (the “Offering”) as if they had occurred as of September 30, 2007. We have prepared the pro forma adjustments as if the Exchange and the Offering had taken place as of January 1, 2006 and January 1, 2007, respectively.

NOTE –1 BASIS OF PRESENTATION

The following information should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Risk Factors” and the audited and unaudited consolidated financial statements of Nice Enterprise and the Parent and the related notes included elsewhere in this prospectus. The unaudited pro forma consolidated financial information is not necessarily indicative of operating results or the financial position that the Exchange and the Offering (together referred to as the “Transaction”) were in existence on January 1, 2006 and January 1, 2007, respectively, and is not necessarily indicative of future operating results.

Management has prepared the accompanying unaudited pro forma consolidated statements of operations for the year ended December 31, 2006 and the nine months ended September 30, 2007 and the unaudited pro forma consolidated balance sheet as of September 30, 2007 in accordance with Article 11 of Regulation S-X for inclusion in this prospectus.

The accounting policies used in the preparation of the pro forma consolidated financial statements are those disclosed in the audited consolidated financial statements of Nice Enterprise for the year ended December 31, 2006.

The following unaudited pro forma condensed consolidated balance sheet and statements of operations have reflected the completion of the Transaction as below:

The Exchange

The Exchange between the Parent and Nice Enterprise is treated as a reverse acquisition and recapitalization of the Parent whereby Nice Enterprise is deemed to be the accounting acquirer (legal acquiree) and the Parent to be the accounting acquiree (legal acquirer), due to the following:-

•	After the consummation of the Exchange, Nice Enterprise’s shareholders will collectively hold approximately 93.15% of the voting rights in the combined company.

•	The Parent is a non-operating company, while Nice Enterprise and its subsidiaries are operating entities and Nice Enterprise’s management will continue to operate the combined company.

NEW PARADIGM PRODUCTIONS, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
(Currency expressed in United States Dollars (“US$”))

The Offering

The Offering represents our sale of 6,199,441 shares of common stock at an offering price of $3.214 per share and attached warrants to purchase up to an aggregate of 1,239,888 shares of common stock at an exercise price of $4.1782 per share in a term of three years and the application of the net proceeds from this offering as described under “Use of Proceeds”.

In connection with the Offering, our principal stockholder, Mr. Liu is subject to the contingencies under the Make Good Agreement entered with the private placement investors, pursuant to which Mr. Liu agreed to place into an escrow account, 6,199,441 shares of common stock of the Parent after the Exchange he beneficially owns. If we do not generate net income of $10.549 million for the fiscal year ending December 31, 2008 and $14.268 million for the fiscal year ending December 31, 2009, all the shares held in escrow will be transferred to the private placement investors, on a pro rata basis accordance with the following formula: If the 2008 net income threshold is not achieved, then an amount of shares equal to (($10.549 million - 2008 Adjusted Net Income)/$10.549 million) multiplied by 50% of the escrowed shares will be transferred to the private placement investors. If the 2009 net income threshold is not achieved, then an amount of shares equal to (($14.268 million - 2009 Adjusted Net Income)/$14.268 million) multiplied by 50% of the escrowed shares will be transferred to the private placement investors. In the event that the net income for 2008 and 2009 meet the minimum net income thresholds for those respective years, then no transfer of the escrowed shares shall be made to the private placement investors and the shares will then be returned to Mr. Liu.

NEW PARADIGM PRODUCTIONS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2007
(Currency expressed in United States Dollars (“US$”))

	The Parent	Nice Enterprise		Exchange Pro forma adjustments (1)		Offering Pro forma adjustments (2)		Pro forma consolidated
ASSETS
Current assets:
Cash and cash equivalents	$7,972	$10,052,581				15,925,000	a,c	$25,985,553
Accounts receivable, net	-	3,846,926						3,846,926
Inventories	-	806,818						806,818
Other receivables and prepayments	-	113,321						113,321

Total current assets	7,972	14,819,646						30,752,618

Non-current assets:
Intangible assets, net	-	593,144						593,144
Property, plant and equipment, net	-	3,465,057						3,465,057

TOTAL ASSETS	$7,972	$18,877,847						$34,810,819

LIABILITIES AND
STOCKHOLDERS’ EQUITY
Current liabilities:
Short-term borrowings	$-	$3,944,078						$3,944,078
Accounts payable, trade	-	820,295						820,295
Income tax payable	-	274,768						274,768
Amount due to a shareholder	-	783,466		(1,282)	a			782,184
Other payables and accrued liabilities	-	378,387						378,387

Total current liabilities	-	6,200,994						6,199,712

Long-term liabilities:
Warrant liabilities						4,529,032	b,d	4,529,032

Stockholders’ equity:
Preferred stock	-	-						-
Common stock	1,149	-	#	15,624	c	6,199	a	22,972
Additional paid-in capital	-	677,415		(7,519	)a,d	11,389,769	a,b,c,d	12,059,665
Capital in excess of par value	162,739	-		(162,739	)b,c,d			-
Statutory reserve	-	1,724,269						1,724,269
Accumulated other comprehensive income	-	757,259						757,259
Retained earnings	(155,916)	9,517,910		155,916	b			9,517,910

Total stockholders’ equity	7,972	12,676,853						24,082,075

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$7,972	$18,877,847						$34,810,819

# Denotes amount less than $1

NEW PARADIGM PRODUCTIONS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007
(Currency expressed in United States Dollars (“US$”))

	The Parent	Nice Enterprise	Exchange Pro forma adjustments		Pro forma consolidated

Revenue, net	$-	$25,978,827			$25,978,827

Cost of revenue	-	18,418,553			18,418,553
Gross profit	-	7,560,274			7,560,274

Operating expenses:
Depreciation and amortization		29,417			29,417
Selling and distribution		90,450			90,450
General and administrative	7,985	214,204	(7,985)	1b	214,204
Total operating expenses	7,985	334,071			334,071

Income from operations	(7,985)	7,226,203			7,226,203

Other income (expenses):
Other income		-			-
Subsidy income		30,006			30,006
Rental income		50,371			50,371
Interest income		45,136			45,136
Interest expense	(324)	(241,791)	324	1b	(241,791)

Total other expenses	(324)	(116,278)			(116,278)
Income before income taxes	(8,309)	7,109,925			7,109,925
Income tax expense	-	(879,252)			(879,252)

NET INCOME	$(8,309)	$6,230,673			$6,230,673

Basic income per common share	$(0.007)	$0.399			$0.271

Diluted income per common share	$(0.007)	$0.399			$0.248

Basic common shares	1,148,826	15,624,034			22,972,301

Diluted common shares	1,148,826	15,624,034			25,142,105

NEW PARADIGM PRODUCTIONS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
(Currency expressed in United States Dollars (“US$”))

	The Parent	Nice Enterprise	Exchange Pro forma adjustments		Pro forma consolidated

Revenue, net	$-	$27,442,022			$27,442,022

Cost of revenue	-	19,730,190			19,730,190
Gross profit	-	7,711,832			7,711,832

Operating expenses:	-
Depreciation and amortization	-	32,075			32,075
Selling and distribution	-	94,399			94,399
General and administrative	9,260	387,699	(9,260)	1b	387,699
Total operating expenses	9,260	514,173			514,173

Income from operations	(9,260)	7,197,659			7,197,659

Other income (expenses):
Other income	-	18,940			18,940
Subsidy income	-	15,453			15,453
Rental income	-	54,861			54,861
Interest income	-	20,322			20,322
Interest expense	(329)	(271,593)	329	1b	(271,593)

Total other expenses	(329)	(162,017)			(162,017)
Income before income taxes	(9,589)	7,035,642			7,035,642
Income tax expense	-	-			-

NET INCOME	$(9,589)	$7,035,642			$7,035,642

Basic income per common share	$(0.008)	$0.450			$0.306

Diluted income per common share	$(0.008)	$0.450			$0.280

Basic common shares	1,148,826	15,624,034			22,972,301

Diluted common shares	1,148,826	15,624,034			25,142,105

NEW PARADIGM PRODUCTIONS, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION
(Currency expressed in United States Dollars (“US$”))

NOTE –2 PRO FORMA ADJUSTMENTS

These unaudited pro forma consolidated financial statements reflect the following pro forma adjustments:

Adjustment 1, relating to the Exchange

1a.	To record the issuance of 9,999 paid-up ordinary shares of Nice Enterprise.

1b.	To eliminate the accumulated deficit of the Parent as Nice Enterprise will be the continuing entity as accounting acquirer for accounting purposes.

1c.	To record the issuance of 15,624,034 common stock at par value of $0.001 of the Parent in exchange for all the shares of Nice Enterprise.

1d.	To reclassify the capital in excess of par value to additional paid-in capital.

Adjustment 2, relating to the Offering

2a.	To record the issuance of 6,199,441 shares of common stock to certain investors in exchange for cash proceeds of $19,925,000 less estimated transaction cost of $4,000,000.

2b.
To record the warrant liability of $2,588,018 in relation to the attached warrant shares granted to the Investors under the Offering and debit to additional paid-in capital as a reduction of equity. These 1,239,888 warrant shares are exercisable at $4.1782 per share in a term of three years.

2c.	To record payment of $4,000,000 to placement agents, consultants and the professionals, as a reduction to equity.

2d.
To record the warrant liability of $1,941,014 in relation to warrant shares granted to the agents and consultants as transaction cost following the closing of the Offering and debit to additional paid-in capital as a reduction of equity. These 929,916 warrant shares are exercisable at $4.1782 per share in a term of three years.

(c) Exhibits

EXHIBIT NO.	DESCRIPTION
2.1
Share Exchange Agreement, dated November 17, 2007 by and among the Registrant, Nice Enterprise Trading H.K. Co., Ltd. and its shareholders. [Incorporated by reference to Exhibit 2.1 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

3.1	Amended Articles of Incorporation of the Registrant. [Incorporated by reference to Exhibit 3.1 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

3.2	Bylaws of the Registrant. [Incorporated by reference to Exhibit 3.2 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

4.1	Form of Registration Rights Agreement, dated November 17, 2007. [Incorporated by reference to Exhibit 4.1 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

4.2	Form of Common Stock Purchase Warrant issued to Investors dated November 17, 2007. [Incorporated by reference to Exhibit 4.2 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

4.3	* Form of Common Stock Purchase Warrant issued to Sterne Agee & Leach, Inc. and its designee.

4.4	* Form of Common Stock Purchase Warrant issued to Yorkshire Capital Limited, and its designee.

10.1	* Form of Securities Purchase Agreement, dated November 17, 2007.

10.2
Make Good Escrow Agreement, dated November 17, 2007, by and among the Registrant, Sterne Agee & Leach, Inc., Mr. Pengfei Liu, and Interwest Transfer Co., Inc. [Incorporated by reference to Exhibit 10.2 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

10.3
Closing Escrow Agreement, dated November 17, 2007, by and among the Registrant, Sterne Agee & Leach, Inc. and Thelen Reid Brown Raysman & Steiner LLP. [Incorporated by reference to Exhibit 10.3 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

10.4	Lock-up Agreement, dated November 17, by and among the Registrant and Pengfei Liu. [Incorporated by reference to Exhibit 10.4 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

10.5
Employment Agreement, dated November 17, 2007, by and among the Registrant and Pengfei Liu. [Incorporated by reference to Exhibit 10.5 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

10.6
Employment Agreement, dated November 17, 2007, by and among the Registrant and Weipeng Liu. [Incorporated by reference to Exhibit 10.6 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

10.7
Employment Agreement, dated November 17, 2007, by and among the Registrant and Shaobin Yang. [Incorporated by reference to Exhibit 10.7 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

10.8
Employment Agreement, dated July 17, 2007, by and among the Registrant and Marco Hon Wai Ku. [Incorporated by reference to Exhibit 10.8 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

10.9
Consulting Agreement, dated January 1, 2007 by and between Yorkshire Capital Limited and Nice Enterprise Trading H.K. Co., Ltd. [Incorporated by reference to Exhibit 10.9 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

16	Letter from Pritchett, Siler & Hardy, P.C. regarding change in Certifying Accountant. [Incorporated by reference to Exhibit 16 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

17	Resignation Letter from Richard Crimmins. [Incorporated by reference to Exhibit 17 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

21	List of Subsidiaries. [Incorporated by reference to Exhibit 21 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

99.1	Press Release. [Incorporated by reference to Exhibit 99.1 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PARADIGM PRODUCTIONS, INC.

Date: November 30, 2007	By:	/s/ Pengfei Liu
Pengfei Liu, CEO

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
2.1
Share Exchange Agreement, dated November 17, 2007 by and among the Registrant, Nice Enterprise Trading H.K. Co., Ltd. and its shareholders. [Incorporated by reference to Exhibit 2.1 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

3.1	Amended Articles of Incorporation of the Registrant. [Incorporated by reference to Exhibit 3.1 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

3.2	Bylaws of the Registrant. [Incorporated by reference to Exhibit 3.2 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

4.1	Form of Registration Rights Agreement, dated November 17, 2007. [Incorporated by reference to Exhibit 4.1 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

4.2	Form of Common Stock Purchase Warrant issued to Investors dated November 17, 2007. [Incorporated by reference to Exhibit 4.2 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

4.3	* Form of Common Stock Purchase Warrant issued to Sterne Agee & Leach, Inc. and its designee.

4.4	* Form of Common Stock Purchase Warrant issued to Yorkshire Capital Limited, and its designee.

10.1	* Form of Securities Purchase Agreement, dated November 17, 2007.

10.2
Make Good Escrow Agreement, dated November 17, 2007, by and among the Registrant, Sterne Agee & Leach, Inc., Mr. Pengfei Liu, and Interwest Transfer Co., Inc. [Incorporated by reference to Exhibit 10.2 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

10.3
Closing Escrow Agreement, dated November 17, 2007, by and among the Registrant, Sterne Agee & Leach, Inc. and Thelen Reid Brown Raysman & Steiner LLP. [Incorporated by reference to Exhibit 10.3 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

10.4	Lock-up Agreement, dated November 17, by and among the Registrant and Pengfei Liu. [Incorporated by reference to Exhibit 10.4 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

10.5
Employment Agreement, dated November 17, 2007, by and among the Registrant and Pengfei Liu. [Incorporated by reference to Exhibit 10.5 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

10.6
Employment Agreement, dated November 17, 2007, by and among the Registrant and Weipeng Liu. [Incorporated by reference to Exhibit 10.6 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

10.7
Employment Agreement, dated November 17, 2007, by and among the Registrant and Shaobin Yang. [Incorporated by reference to Exhibit 10.7 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

10.8
Employment Agreement, dated July 17, 2007, by and among the Registrant and Marco Hon Wai Ku. [Incorporated by reference to Exhibit 10.8 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

10.9
Consulting Agreement, dated January 1, 2007 by and between Yorkshire Capital Limited and Nice Enterprise Trading H.K. Co., Ltd. [Incorporated by reference to Exhibit 10.9 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

16	Letter from Pritchett, Siler & Hardy, P.C. regarding change in Certifying Accountant. [Incorporated by reference to Exhibit 16 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

17	Resignation Letter from Richard Crimmins. [Incorporated by reference to Exhibit 17 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

21	List of Subsidiaries. [Incorporated by reference to Exhibit 21 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]

99.1	Press Release. [Incorporated by reference to Exhibit 99.1 of Registrant’s Current Report on Form 8-K filed on November 23, 2007.]